Exhibit 10.12

MASTER PROMISSORY NOTE

US.$50,000,000.00

New York, New York

March 31, 2022

FOR VALUE RECEIVED, the undersigned hereby unconditionally promises to pay to the order of MUFG BANK, LTD. (referred to herein as the “Bank” ), with an office located at 1251 Avenue of the Americas, New York, New York 10020-1104 (the “Bank’s Office”), or at such place as the Bank may designate in writing, (i) the principal amount set forth above or, (ii) if different, the unpaid principal amount of all advances made by the Bank to or for the benefit of the undersigned from time to time hereunder, together with all interest, costs and expenses, as provided for herein, each in lawful money of the United States of America and in immediately available funds. Each advance and interest thereon shall be due and payable on the date agreed to by the Bank as the maturity date for each such advance (each such date a “Maturity Date”), as shown either on the grid or other documents attached hereto or in the records of the Bank. The Bank shall have no obligation to make any advance under this Master Promissory Note (this “Note”) and may, in its sole and absolute discretion, make or refuse to make any advance requested hereunder.

Each advance evidenced by this Note shall bear interest, payable on the date on which the principal thereof shall be due and payable, at a rate of interest per annum agreed upon by the Bank and the undersigned for such advance at the time of borrowing. Unless otherwise agreed, interest shall be computed on the basis of a 360-day year and the actual number of days elapsed. Notwithstanding the foregoing, any principal, interest, or other amount owing hereunder which is unpaid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, which shall be payable on demand, from the date of default to the actual date of payment (before as well as after judgment) at a rate per annum equal to the higher of (x) the rate of interest otherwise applicable hereunder plus 2% per annum and (y) the Bank’s “prime” rate of interest in effect from time to time plus 2% per annum. The rate of interest payable under this Note shall not exceed the maximum rate permitted by law. Any payment required to be made hereunder on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the city in which the holder of this Note is located (each day other than Saturday, Sunday, or such other day, a “Business Day”) shall instead be made on the next succeeding Business Day and interest shall accrue for the period of such extension. Each payment of principal, interest and other amounts to be made by undersigned under this Note shall be made in United States Dollars, in immediately available funds to the Bank not later than 11:00 a.m. New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Interest for any period shall be calculated from and including the first (1st) day thereof to but excluding the last day thereof. The undersigned agrees, in connection with undersigned’s making any payment in respect of any credit extended hereunder on a date other than a scheduled payment date (by reason of the occurrence of an Event of Default or otherwise), to indemnify and hold the Bank harmless for all funding, breakage and other losses, costs and expenses incurred or to be incurred by the Bank (or any branch or office thereof) as a result of such payment or prepayment (including those associated with or arising under or caused by terminating any interest rate, credit and/or currency swaps or hedging agreements or similar arrangements, including those between one branch or office of the Bank and another such branch or office), as calculated by the Bank, such calculations to be conclusive and binding absent manifest error. The foregoing obligations shall survive payment of any advance or termination of this Note. All amounts payable in respect of this Note shall be paid free and clear of any set-off, counterclaim or other deduction or withholding of any nature and free and clear of all taxes, duties and imposts (including withholding or retention taxes) which may be levied by any jurisdiction. Should any deduction or withholding be required with respect to any such payments, the undersigned will increase the amount thereof to the extent necessary to permit the Bank to receive the same amount, after such deduction or withholding, as the Bank would have received in the absence thereof. The undersigned hereby waives presentment, demand, protest, notice of dishonor, and any other notice of any kind. The undersigned hereby authorizes the Bank, if and to the extent any payment due to the Bank hereunder is not otherwise made when due to charge any amount so due against (i) any and all deposits (whether general or special, time or demand, provisional or final, or individual or joint) and other assets and properties of the undersigned or any of its wholly-owned subsidiaries which are at any time held in the possession, custody or control of the Bank or the Bank’s affiliates or (ii) any liabilities of the Bank or its affiliates to the undersigned or any of its wholly-owned subsidiaries, as if the Bank and its affiliates were one and the same entity, with the undersigned remaining liable for any deficiency. If, after the date hereof, the adoption of any law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency or compliance by the Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency (a) subjects the Bank to any charge with respect to this Note or increases any reserve requirement or changes the basis of taxation of payments to the Bank of principal, interest or other amounts due hereunder (except for changes in the rate of taxation on the overall net income of the Bank) or (b) takes any other measure, and the result of any of the foregoing is to increase the cost to the Bank of making, funding or maintaining the loan(s) evidenced by this Note, or to reduce any amount received or receivable by the Bank hereunder or to reduce the rate of return on the Bank’s capital in respect of such loan(s), then upon demand by the Bank, the undersigned shall pay to the Bank such additional amount or amounts as will compensate the Bank for such increased cost or reduction; provided, however, that this sentence shall not apply to any charge, increase or change, or any other measure, that applies generally to the Bank’s business or operations as opposed to being applicable only with respect to this Note. The Bank’s determination of the amount of such increased cost or reduction shall be conclusive, absent manifest error. If the Bank determines (any determination of which shall be conclusive and binding) that either (i) adequate and reasonable means do not exist for determining the interest rate applicable to any advance or (ii) any law, rule or regulation has made it unlawful, or that any governmental authority has asserted that it is unlawful, for the Bank to make or maintain an advance based on any such interest rate, then the Bank may determine an alternative interest rate for such advance in its sole discretion; provided, however, that the amount of any such alternative interest rate shall not be materially different from the rate of interest agreed upon by the Bank and the undersigned for the applicable advance(s) at the time of borrowing.

The undersigned represents and warrants to the Bank (effective as of the date of each advance made) that it is an entity duly organized and validly existing under the laws of the jurisdiction of its formation; that the execution, delivery and performance by the undersigned of this Note are within the organizational powers of the undersigned, have been duly authorized by all necessary organizational action, and do not contravene any law, regulation or order or organizational document of the undersigned; that it has provided evidence satisfactory to the Bank in all respects that all governmental approvals required in connection with (i) the execution, delivery and performance of this Note and (ii) the legality, validity, binding effect and enforceability of this Note, have been obtained; that it is not an “investment company” within the meaning of, or is exempt from the provisions of, the U.S. Investment Company Act of 1940, as amended; that none of: (i) the undersigned, any Affiliate, or any of their respective directors or officers, and (ii) to the knowledge of the undersigned (having made due and careful inquiry), any person acting on behalf of the undersigned or any Affiliate of the undersigned that will act in any capacity in connection with or benefit from this Note, is a Sanctioned Person; that no borrowing, use of proceeds or other transaction contemplated by this Note will violate Sanctions applicable to any party to this Note; and that this Note is a legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms. The undersigned will maintain its existence (and will not materially change the nature of its business, dispose or transfer of all or a substantial portion of its assets or merge or consolidate with another party that results in Monex Group, Inc., a Japanese corporation ("Monex”) owning, legally and beneficially, directly or indirectly, less than 75% of the voting power of all outstanding voting securities in the undersigned), comply with all applicable laws, regulations and orders (including, without limitation, Anti-Corruption Laws, Sanction Laws, ERISA, and Environmental Laws), and remain qualified to do business in all applicable jurisdictions. The undersigned will not use the proceeds of any advance to purchase or carry margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System and all such proceeds will be used for lawful and proper business purposes, consistent with any use of proceeds stated to the Bank. The undersigned has instituted, and will continue to maintain and enforce, policies and procedures reasonably designed to ensure compliance with the Anti-Corruption Laws. The undersigned shall not, and will procure that its Affiliates and its respective directors, officers, employees, agents, and joint venture partners shall not: (i) use, directly or indirectly, all or any part of the proceeds of any borrowing, for the purpose of funding, financing, or facilitating any activities, business or transaction of any Sanctioned Person or in any Sanctioned Country, or in any other manner that would result in violation of Sanctions applicable to any party hereto; and (ii) fund, directly or indirectly, all or part of, any repayment under this Note out of proceeds derived from dealings with or property of a Sanctioned Person. None of: (i) the undersigned, any Affiliate, or any of their respective directors, officers, or to the knowledge of the undersigned (having made due and careful inquiry) or such Affiliate, employees; and (ii) to the knowledge of the undersigned (having made due and careful inquiry), any person acting on behalf of the undersigned or any Affiliates of the undersigned, shall directly or indirectly use all or any part of the proceeds of the advance for any purpose that would breach Anti-Corruption Laws. Upon the reasonable request of the Bank, the undersigned shall provide to the Bank the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering and counter-terrorist financing laws, rules, and regulations. The undersigned shall promptly notify the Bank of any change(s) to beneficial ownership or control party information. For the purposes of this Note, "Anti-Corruption Laws" mean all laws, rules and regulations of any jurisdiction concerning or relating to bribery or corruption, including, but not limited to, the U.S. Foreign Corrupt Practices Act of 1977 (15 U.S.C. § 78dd-1, et seq.) as amended, the U.K. Bribery Act 2010, and any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions; “Affiliate” means, with respect to any person, any other person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such first person; “control” (including the terms “controlled by” and “under common control with” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise; “Environmental Laws” shall mean any and all laws, rules, rules of common law, judgments, orders, regulations, directives, statutes, ordinances, codes, decrees, or requirements of any governmental authority regulating, relating to or imposing liability or standards of conduct concerning protection of human health or safety or the environment now or in the future in effect; “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time; “Person” means any natural person, sole proprietorship, corporation, limited liability company, trust, joint venture, association, company, mutual company, joint stock company, trade association, partnership, governmental authority or other entity of whatever nature; “Sanctioned Country” shall mean, at any time, a country or territory which is the subject or target of any Sanctions; “Sanctioned Person” shall mean any Person: (i) listed on, and/or targeted by, any Sanctions; (ii) resident, operating, or organized under the laws of, a comprehensively Sanctioned Country or territory; or (iii) who is directly or indirectly owned or controlled by any such Person or Person(s); “Sanctions” shall mean any financial, economic, or trade sanctions laws, regulations, rules, decisions, embargoes and/or restrictive measures imposed, administered or enforced by the Government of Japan, the Government of the United States, the United Nations Security Council, the European Union, or Her Majesty’s Treasury of the United Kingdom; and “Subsidiary” shall mean, with respect to any person, any other person (a) the securities of which having ordinary voting power to elect a majority of the board of directors (or other persons having similar functions) or (b) the other ownership interests of which ordinarily constituting a majority voting interest, are at the time, directly or indirectly, owned or controlled by such first person, or by one or more of its Subsidiaries, or by such first person and one or more of its Subsidiaries.

It is further agreed that upon the occurrence of any of the following events (each, an “Event of Default”): (a) the undersigned shall fail to pay any principal, interest or other amount when due hereunder; or (b) any representation or warranty made, or information supplied, by the undersigned or any Credit Party (as defined below) in connection with or related to this Note or any Credit Document (as defined below) shall prove to be incorrect or misleading in any material respect when made or supplied or deemed to have been made or supplied; or (c) the undersigned or any Credit Party shall fail to perform or observe any term of this Note or any related document to which it is a party in any material respect and such failure continues unremedied for a period of fifteen (15) Business Days after written notice from the Bank; or (d) the undersigned, any of its wholly-owned subsidiaries or any Credit Party (i) shall not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due, or (ii) shall make an assignment for the benefit of creditors or petition or apply to any tribunal for the appointment of a custodian, receiver, trustee or the like for a substantial part of its assets or properties, domestic or foreign, or (iii) shall commence, or have commenced against it, any proceeding under any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereinafter in effect, (iv) shall suffer any custodianship, receivership, trusteeship, seizure, forfeiture or divestiture of a substantial part of its assets, (v) suspend, dissolve, liquidate or otherwise discontinue its business, (vi) shall permit or suffer to exist any order of attachment or comparable arrangement in respect of a substantial portion of its assets, or (vii) shall take any step, measure or action whatsoever for the purpose of effecting or facilitating any of the foregoing in any way; or (e) the undersigned, any of its wholly-owned subsidiaries or any Credit Party shall fail to perform any obligation to the Bank or shall fail to pay when due and payable any principal, premium or interest in respect of any indebtedness for borrowed money owed to another party or the maturity of any such indebtedness shall, in whole or in part, have been accelerated or required to be prepaid by the lender prior to the stated maturity thereof; or (f) any final, unappealable judgment shall be entered against the undersigned, any of its wholly-owned subsidiaries or any Credit Party, in an amount in excess of $ 10 million and the same shall remain undischarged and unstayed for a period of 30 days from the entry thereof; or (g) the undersigned’s, any of its wholly owned subsidiaries’ or any Credit Party’s condition or affairs shall so change that the Bank deems its security or credit support to be impaired; or (h) the execution, delivery or performance of this Note or any Credit Document, shall violate any applicable law, regulation or order, or this Note or any Credit Document shall become unenforceable, or be renounced by the undersigned or any Credit Party; or (i) the undersigned shall fail to deliver to the Bank copies of its annual financial statements (which shall be audited unless otherwise acceptable to the Bank) prepared in accordance with generally accepted accounting principles following request by the Bank as soon as available and in any event within 120 days (or other periods which are acceptable to the Bank) after the end of each fiscal year of the undersigned; or (j) Monex shall own, legally and beneficially, directly or indirectly, less than 75% of the voting power of all outstanding voting securities in the undersigned; then, (i) upon the occurrence of any Event of Default described in the foregoing clause (d), this Note, all interest hereon and all other amounts payable hereunder shall be immediately and automatically due and payable, and (ii) upon the occurrence of any other Event of Default, the Bank may, by notice to the undersigned, declare this Note, all interest hereon and all other amounts payable hereunder to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable. The undersigned hereby waives presentment, demand, protest or other requirement of any kind, all of which are hereby expressly waived by the undersigned. The undersigned will notify the Bank promptly of any Event of Default of which the undersigned has knowledge, setting forth the details of such Event of Default and any action that the undersigned has taken or proposes to take with respect thereto. Upon the occurrence of any Event of Default or any prepayment, the Bank (or any branch or office thereof) shall also have the right to terminate in its sole discretion any and all related swap, option, cap, collar and other derivative product arrangements of any kind entered into by the Bank (or any branch or office thereof) in connection with this Note or any advance. For the purposes of this Note, a “ Credit Party” shall mean any person or entity that (a) owns, indirectly or directly, 20% or more of the undersigned’s capital stock or other equity interest or ownership and/or (b) has provided to the Bank any guaranty, letter of undertaking, letter of awareness, comfort letter, support letter, letter of intent to guaranty or comparable document (each, a “Credit Document”) or any collateral.

All advances by the Bank to the undersigned, the disbursement date, the maturity date, the interest rate applicable thereto and all repayments of the principal amounts thereof may be evidenced by the Bank upon the grid or other document attached hereto, or otherwise recorded on the books and records of the Bank. The undersigned authorizes the Bank to make such notations and recordations, which shall be conclusive and binding on the undersigned absent manifest error, provided that the failure of the Bank to make any such notation or recordation shall not affect the obligations of the undersigned hereunder. The undersigned will notify the Bank promptly of any errors, unauthorized transactions or irregularities reflected in the confirmations and other account records sent by the Bank to the undersigned. The books and records of the Bank include, without limitation, all books and records in any form (including all electronic media) which at any time may evidence or contain information relating hereto.

The undersigned promises to pay on demand all costs and expenses (including reasonable fees, expenses and/or allocated costs of internal and external counsel) incurred by the Bank in enforcing, or preserving its rights under, or with respect to the indebtedness evidenced by, this Note and with respect to any refinancing or restructuring hereof or such indebtedness by the undersigned borrower. The undersigned releases and agrees to indemnify the Bank from and against all liabilities, losses, damages, penalties, judgments, suits or costs of any kind whatsoever with respect to this Note or any advance or any matter related hereto (all of the foregoing, collectively, the "Indemnified Liabilities"), except for Indemnified Liabilities caused directly by the Bank's gross negligence or willful misconduct. The terms of this paragraph shall survive payment of any advance or termination of this Note.

The rights of the Bank under this Note shall inure to the benefit of the successors and assigns of the Bank. The undersigned shall not assign or transfer its rights or obligations under this Note without the prior written consent of the Bank, and any attempted assignment without such prior written consent shall be void and invalid.

The Bank hereby notifies the undersigned that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), and the customer due diligence requirements for financial institutions of the Financial Crimes Enforcement Network (as published at 81 FR 29397, 31 CFR 1010, 1020, 1023, 1024, and 1026), it is required to obtain, verify and record information that identifies the undersigned and its direct and indirect beneficial owners, which information includes the name and address of the undersigned and other information that will allow the Bank to identify from time to time the undersigned and its direct and indirect beneficial owners in accordance with the Act and the customer due diligence requirements for financial institutions of the Financial Crimes Enforcement Network (as published at 81 FR 29397, 31 CFR 1010, 1020, 1023, 1024, and 1026). The undersigned shall provide such information promptly upon the request of the Bank.

THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAWS). THE UNDERSIGNED SUBMITS, IN ANY LEGAL ACTION RELATED HERETO, TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE CITY OF NEW YORK, STATE OF NEW YORK, AND WAIVES ANY OBJECTION IT MAY HAVE AS TO THE BRINGING OR MAINTAINING OF ANY SUCH ACTION WITH ANY SUCH COURTS, WHETHER ON THE BASIS THAT SUCH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM OR OTHERWISE. THE UNDERSIGNED AGREES TO SERVICE OF PROCESS BY MAIL OR ANY OTHER MEANS PERMITTED BY LAW AT ITS ADDRESS INDICATED IN THE RECORDS OF THE BANK. THE UNDERSIGNED HEREBY IRREVOCABLY AGREES THAT BANK SHALL NOT BE LIABLE FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES ARISING OUT OF ANY CLAIM RELATED TO THIS NOTE OR ANY RELATED DOCUMENT OR TRANSACTION.

EACH OF THE UNDERSIGNED AND THE BANK WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING THAT MAY RELATE TO THIS NOTE OR ANY RELATED DOCUMENT OR TRANSACTION.

TradeStation Group, Inc.

By:	/s/ Greg Vance

Name:	Greg Vance

Title:	Chief Financial Officer

GRID

Name of	Disbursement	Due Date	Loan Amount	Interest Rate	Amount Paid	Notation
Bank	Date	(Maturity			On Due Date	Made By
Date)

4